SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 15,1997

                       Forestry  International, Inc.
         -----------------------------------------------------
         (Exact name of registrant as specified in its charter)


                              Colorado
         -----------------------------------------------------
           (State or other jurisdiction of incorporation)


              0-23310                              84-1116284
         ------------------------------------------------------
         (Commission File Number)          (I.R.S. Employer
                                           Identification No.)


             3415 S. Frontage Road, P.O. Drawer 5314, Meridian, MS 39302
         ---------------------------------------------------------------
            (Address of principal executive offices including zip code)


  (Registrant's telephone number including area code) (601) 483-2299

                        3573 E. Sunrise Dr. Ste 225, Tucson, AZ
        ----------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 1.  Change in Control of Registrant

             Mr. Louis Turp has been appointed as the new CEO of registrant effective September 5,
1997. Mr. Pierre Bournaki has been appointed to serve as director of the registrant effective
September 5, 1997. Mr. Steve Busby has been appointed to serve as director of the registrant effective September 5, 1997

Item 2.  Acquisition or Disposition of Assets

     Not Applicable.

Item 3.  Bankruptcy or Receivership

     Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant

            Not Applicable

Item 5. Other Events

           Registrant has relocated its principal business address to 3415 S. Frontage Rd.,
           P.O. Drawer 5314, Meridian, Mississippi, 39302

Item 6.  Resignation of Registrant's Directors

     On September 5, 1997 Mr. David Shorey resigned from his positions as Chairman of the
Board, Treasurer, Chief Executive Officer, Chief Financial Officer and
 President of the registrant.

            On September 5, 1997 Mr. James M. Gibson also resigned his positions as Director, Senior
Vice President, and Secretary of the registrant.
 .

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     Not Applicable













                                                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FORESTRY INTERNATIONAL, INC.  Date: October 15,1997
(Registrant)



By:  /s/ Louis R. Turp
     David L. Shorey, Chief Executive Officer

      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FORESTRY INTERNATIONAL, INC.  Date:
(Registrant)



By:
     Louis R. Turp, Chief Executive Officer

                           EXHIBIT A



LETTERS OF RESIGNATION FROM DAVID L. SHOREY AND JAMES M. GIBSON.